*****************************************************************************
Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-1
P & S Agreement Date:                                             May 1, 1996
Original Settlement Date:                                        May 23, 1996
Series Number of Class A-1 Certificates:                            441919AJ6
Series Number of Class A-2 Certificates:                                  N/A
Original Sale Balance:                                           $819,278,000
*****************************************************************************
Servicer Certificate (Page 1 of 3)
Distribution Date:                                                   12/22/97

Investor Certificateholder Floating Allocation Percentage              96.64%
Investor Certificateholder Fixed Allocation Percentage                 97.37%
Aggregate Amount of  Collections                                26,943,540.79
Aggregate Amount of  Interest Collections                        7,151,121.54
Aggregate Amount of  Principal Collections                      19,792,419.25
Class A Interest Collections                                     6,911,072.69
Class A Principal Collections                                   18,535,888.33
Seller Interest Collections                                        240,048.85
Seller Principal Collections                                     1,256,530.92
Weighted Average Loan Rate                                             13.61%
Net Loan Rate                                                          12.61%
Weighted Average Maximum Loan Rate                                     18.54%
Class A-1 Certificate Rate                                            5.8875%
Maximum Investor Certificate Rate                                    12.6100%
Class A-1 Certificate Interest Distributed                       3,102,207.82
Class A-1 Investor Certificate Interest Shortfall before Draw            0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                 0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                0.00
Unpaid Class A-1 Carryover Interest Amount                               0.00
Maximum Principal Dist. Amount (MPDA)                           19,270,908.80
Alternative Principal Dist. Amount (APDA)                       18,535,888.33
Rapid Amortization Period? (Y=1, N=0)                                    0.00
Scheduled Principal  Distribution Amount (SPDA)                 18,535,888.33
Principal  allocable to Class A-1                               18,535,888.33
SPDA deposited to Funding Account                                        0.00
Subsequent Funding Mortgage Loans Purchased in Period                    0.00
Cumulative Subsequent Funding Mortgage Loans Purchased         100,781,997.58
Accelerated Principal Distribution Amount                                0.00
APDA allocable to Class A-1                                              0.00
Reimbursement to Credit Enhancer                                         0.00
Spread Trigger hit?                                                        No
Reduction in Certificate Principal Balance due to Current Class A-1
      Liquidation Loss Amount                                      611,261.56
Cumulative Investor Liquidation Loss Amount                        611,261.56
Total Principal allocable to A-1                                19,147,149.89
Beginning Class A-1 Certificate Principal Balance              592,778,564.17
Ending Class A-1 Certificate Principal Balance                 573,631,414.28
Pool Factor (PF)                                                    0.7001670


Servicer Certificate (Page 2 of  3)
Distribution Date:                                                   12/22/97

Retransfer Deposit Amount (non 2.07 transfers)                           0.00
Servicing Fees Distributed                                         497,483.33
Beg. Accrued and Unpaid Inv. Servicing Fees                              0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                            0.00
End. Accrued and Unpaid Inv. Servicing Fees                              0.00
Number of Mortgage Loans Retransferred pursuant to 2.07                     0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07          0
Mortgage Loans Retransferred pursuant to 2.07 ($)                        0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)             0.00
Aggregate Investor Liquidation Loss Amount                         611,261.56
Investor Loss Reduction Amount                                           0.00
Beginning Pool Balance                                         617,715,414.06
Ending Pool Balance                                            598,545,084.37
Beginning Invested Amount                                      596,979,991.17
Ending Invested Amount                                         577,832,841.28
Beginning Seller Principal Balance                              20,735,422.89
Ending Seller Principal Balance                                 20,712,243.09
Additional Balances                                              1,256,530.92
Beginning Funding Account Balance                                        0.00
Ending Funding Account Balance                                           0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or
      release to Cert                                               0.00%
Ending Funding Account Balance % (after purchase of Subsequent Loans or
      release to Certs.)                                                0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period       $0.00
Principal Collections to purchase Additional Bal and/or paid to Cert.   $0.00
Excess Funding Amount                                                   $0.00
Beginning Spread Account Balance                                 2,100,714.00
Ending Spread Account Balance                                    2,100,714.00
Beginning Seller Interest                                               3.36%
Ending Seller's Interest                                                3.46%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                    1,286
     Trust Balance                                              45,865,692.51
  60 - 89 days (Del Stat 2)
     No. of Accounts                                                      321
     Trust Balance                                              11,088,117.52
   90+ (Del Stat 3+)
     No. of Accounts                                                      667
     Trust Balance                                              22,817,710.87
   270+ (Del Stat 9+)
     No. of Accounts                                                      191
     Trust Balance                                               6,715,275.48
   REO
     No. of Accounts                                                       40
     Trust Balance                                               1,847,152.38
Rapid Amortization Event ?                                                 No
   Failure to make payment within 5 Business Days of Required Date ?       No
   Failure to perform covenant relating to Trust's Security Interest ? No Failure to perform other covenants as described in the Agreement ? No
   Breach of Representation or Warranty ?                                  No
   Bankruptcy, Insolvency or Receivership relating to Seller ?             No
   Subject to Investment Company Act of 1940 Regulation ?                  No
   Servicing Termination ?                                                 No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off
      Balance and Pre-Fun                                               No
Event of Default ?                                                         No
 Failure by Servicer to make payment within 5 Bus. Days of Required Date ? No Failure by Servicer to perform covenant relating to Trust's Security Int? No Failure by Servicer to perform other covenants as described in the
      Agreement?                                                        No
 Bankruptcy, Insolvency or Receivership relating to Master Servicer ?      No
 Trigger Event ?                                                           No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)        N/A
Premium Distributed to Credit Enhancer                                   0.00
Amount Distributed to Seller                                     1,496,579.77
Master Servicer Credit Facility Amount                                   0.00
Guaranteed Principal Distribution Amount                                 0.00
Credit Enhancement Draw Amount                                           0.00
Spread Account Draw Amount                                               0.00
Capitalized Interest Account Draw                                        0.00

Servicer Certificate (Page 3 of  3)
Distribution Date:                                                   12/22/97

Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                      0.00
Amount paid to Trustee                                                   0.00
Cumulative Draw under Policy                                             0.00
Net Yield                                                               5.43%
Total  Available Funds
 Aggregate Amount of Collections                                26,943,540.79
 Deposit for principal not used to purchase subsequent loans             0.00
 Interest Earnings on the Pre-Funding Account                            0.00
 Deposit from Capitalized Interest Account                               0.00
     Total                                                      26,943,540.79
Application of Available Funds
     Servicing Fee                                                 497,483.33
     Prinicpal and Interest to Class A-1                        22,249,357.71
     Seller's portion of Principal and Interest                  1,496,579.77
     Funds deposited into Funding Account (Net)                          0.00
     Funds deposited into Spread  Account                                0.00
     Excess funds released to Seller                             2,700,119.98
     Total                                                      26,943,540.79

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.


A Servicing Officer

Statement to Certificateholders (Page 1 of 1)
Distribution Date:                                                   12/22/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage             96.6432%
Class A Certificateholder Fixed Allocation Percentage                97.3651%
Beginning Class A-1 Certificate Balance                        592,778,564.17
Class A-1 Certificate Rate                                          5.887500%
Class A-1 Certificate Interest Distributed                           3.786514
Class A-1 Certificate Interest Shortfall Distributed                 0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall            0.000000
Rapid Amortization Event ?                                                 No
Class A-1 Certificate Principal Distributed                         23.370760
  Maximum Principal Distribution Amount                             23.521819
   Scheduled Principal  Distribution Amount (SPDA)                  22.624663
   Accelerated Principal Distribution Amount                         0.000000
   Aggregate Investor Liquidation Loss Amount Distributed            0.746098
Total Amount Distributed to Certificateholders                      26.411177
Principal Collections deposited into Funding Account                     0.00
Ending Funding Account Balance                                           0.00
Ending Class A-1 Certificate Balance                           573,631,414.28
Class A-1 Factor                                                    0.7001670
Pool Factor (PF)                                                    0.7001670
Unreimbursed Liquidation Loss Amount                                       $0
Accrued Interest on Unreimbursed Liquidation Loss Amount                   $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount          $0
Class A Servicing Fee                                              497,483.33
Beginning Invested Amount                                      596,979,991.17
Ending Invested Amount                                         577,832,841.28
Beginning Pool Balance                                         617,715,414.06
Ending Pool Balance                                            598,545,084.37
Spread Account Draw Amount                                               0.00
Credit Enhancement Draw Amount                                           0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                              1,286
     Trust Balance                                              45,865,692.51
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                      321
     Trust Balance                                              11,088,117.52
   90+ (Del Stat 3+)
     No. of Accounts                                                      667
     Trust Balance                                              22,817,710.87
   REO
     No. of Accounts                                                       40
     Trust Balance                                               1,847,152.38
Aggregate Liquidation Loss Amount for Liquidated Loans             429,826.88
Class A-1 Certificate Rate for Next Distribution Date           To be updated
Amount of any Draws on the Policy                                        0.00
Subsequent Mortgage Loans
     No. of Accounts                                                        0
     Trust Balance                                                       0.00
     Cumulative No. of Accounts                                         3,249
     Cumulative Trust Balance                                  100,781,997.58
Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07                 0
    Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07      0
    Mortgage Loans Retransferred pursuant to 2.07 ($)           `        0.00